Restructuring	12 Months Ended
Dec. 31, 2021
Restructuring and Related Activities [Abstract]
Restructuring	Restructuring
During the second quarter of 2020, we announced a restructuring of our organization in order to adjust to the new economic situation due to the COVID-19 pandemic. We decided to consolidate our office locations and to reduce our headcount significantly, in order to shape a leaner organization, enabling us to prepare for the expected market recovery and achieve our long-term profit recovery plan.
During 2020, the Company recorded €6.2 million of charges associated with the restructuring activity. The charges were comprised of €1.8 million being recorded in selling and marketing expense, €2.9 million in technology and content expense and €1.5 million in general and administrative expense. Charges recorded in cost of revenue in 2020 were insignificant. No restructuring charges were incurred in the year ended December 31, 2021.
As of December 31, 2020, €0.2 million of total restructuring charges related to employee related costs remained in accrued expenses and other liabilities in the consolidated balance sheets. The remaining restructuring costs accrued were fully paid during 2021. The restructuring was complete as of December 31, 2021.
The following table presents the development of our restructuring liability for the year ended December 31, 2021.

(in thousands)	Employee related costs
Liability as of January 1, 2020	€—
2020 restructuring charges	6,235
Cash payments	(6,063)
Liability as of December 31, 2020	€172
Cash payments	(172)
Liability as of December 31, 2021	€—
The charges incurred in 2020 in connection with the restructuring activity mainly consists of severance and benefit charges.